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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant		☒
Filed by a Party other than the Registrant		☐
Check the appropriate box:
☐	Preliminary Proxy Statement	☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to Rule 14a-12
Manufacturers' Services Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.	Title of each class of securities to which transaction applies: __________
2.	Aggregate number of securities to which transaction applies: ___________
3.
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______________
4.	Proposed maximum aggregate value of transaction: _________________
5.	Total fee paid: _____________________________________
☐
Fee paid previously with preliminary materials: Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1.	Amount previously paid: ___________________
2.	Form, Schedule or Registration Statement No.: _______________
3.	Filing Party: __________________
4.	Date Filed: ________________________

Soliciting Material Pursuant to Rule 14a-12

        Albert A. Notini and John P. Cunningham were elected directors of Manufacturers' Services Limited (the "Company" or "MSL") on May 22, 2003. As of October 14, 2003, Mr. Notini was the beneficial owner of 368,634 shares of the Company's common stock, including 366,671 shares issuable upon the exercise of stock options or warrants held by him that are currently exercisable or exercisable within 60 days after October 14, 2003. As of October 14, 2003, Mr. Cunningham was the beneficial owner of 13,334 shares of the Company's common stock, including 13,334 shares issuable upon the exercise of stock options or warrants held by him that are currently exercisable or exercisable within 60 days after October 14, 2003.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

        Celestica Inc. ("Celestica") plans to file with the SEC a Registration Statement on Form F-4 in connection with the transaction and MSL plans to file with the SEC and mail to its stockholders a Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Proxy Statement/Prospectus will contain important information about Celestica, MSL, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available.

        Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Celestica and MSL through the web site maintained by the SEC at www.sec.gov.

        In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus from Celestica by contacting Computershare Trust Company of Canada at 1-800-564-6253 (in Canada) and Computershare Trust Company, Inc. at 303-262-9600 (in the U.S.) or from MSL by calling 978-287-5630.

        Celestica and MSL, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Celestica's directors and executive officers is contained in Celestica's Form 20-F for the year ended December 31, 2002 and its proxy statement dated March 18, 2003, which are filed with the SEC. As of October 14, 2003, Celestica's directors and executive officers beneficially owned approximately 43,978,978 common shares, or approximately 26%, of Celestica's common stock. Information regarding MSL's directors and executive officers is contained in MSL's Form 10-K for the year ended December 31, 2002 and its proxy statement dated April 14, 2003 which are filed with the SEC. In addition, since the referenced 10-K's and proxy statements, Albert A. Notini and John P. Cunningham were elected directors of MSL. As of October 14, 2003, MSL's directors and executive officers beneficially owned approximately 1,127,469 shares, or 3.3%, of MSL's common stock. A more complete description will be available in the Registration Statement and the Proxy Statement/Prospectus.

Celestica Safe Harbour and Fair Disclosure Statement

        This filing contains forward-looking statements, within the meaning of The Private Securities Litigation Reform Act of 1995, related to our future growth, trends in our industry and our financial and operational results and performance that are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to: the ability to complete the proposed merger and to achieve the anticipated benefits of the merger; the challenges of effectively managing our operations during uncertain economic conditions; the challenge of responding to lower-than-expected customer demand; the effects of price competition and other business and competitive factors generally affecting the EMS industry; our dependence on the information technology and communications industries; our dependence on a limited number of customers and on industries affected by rapid technological change; component constraints; variability of operating results among periods; and the ability to manage our restructuring and the shift of production to lower cost geographies. These and other risks and uncertainties and factors are discussed in the Company's various public filings at www.sedar.com and http://www.sec.gov, including our Annual Report on Form 20-F and subsequent reports on Form 6-K filed with the Securities and Exchange Commission.

        We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

        As of its date, this filing contains all material information associated with this event.

MSL Safe Harbour and Fair Disclosure Statement

        Any statements in this filing about future expectations, plans and prospects for the Company, including the Company's expectations for third quarter operating results and any statements containing the words "believes," "anticipates," "plans," "estimates," "expects," "will," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: our dependence upon a relatively small number of customers; risks associated with our acquisitions of other companies or businesses; the incurrence of indebtedness and associated interest expense to fund our business strategy; the availability of critical components, particularly those from sole-source suppliers; the impact of competition within our industry; cancellations of or delays in customer orders; general economic conditions within our industry; the impact of foreign currency fluctuations and other factors specifically affecting our international operations. In addition, the forward-looking statements included in this filing represent the Company's estimates as of October 14, 2003. The Company anticipates that subsequent events and developments will cause the Company's estimates to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

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Soliciting Material Pursuant to Rule 14a-12